FORTUNE HEALTH MANAGEMENT LIMITED

FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009

(Stated in US dollars) (Unaudited)

FORTUNE HEALTH MANAGEMENT LIMITED

ALBERT WONG & CO.
CERTIFIED PUBLIC ACCOUNTANTS
7th Floor, Nan Dao Commercial Building
359-361 Queen’s Road Central
Hong Kong
Tel : 2851 7954
Fax: 2545 4086

ALBERT WONG
B.Soc., Sc., LL.B., P.C.LL., Barrister-at-law, C.P.A.(Practising).

The Board of Directors and Stockholders of Fortune Health Management Limited

Report of Independent Registered Public Accounting Firm

We have reviewed the accompanying interim balance sheets, and the related statements of income, stockholders’ equity and cash flows of Fortune Health Management Limited as of December 31, 2010 and 2009, and for the six-month period then ended. These interim financial information statements are the responsibility of the company's management.

We conducted our review in accordance with standards established by the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

Hong Kong, China	Albert Wong & Co.
14th April 2011	Certified Public Accountants

FORTUNE HEALTH MANAGEMENT LIMITED
CONSOLIDATED BALANCE SHEETS
AS AT DECEMBER 31, 2010 AND JUNE 30, 2010
(Stated in US Dollars) (Unaudited)

	Note	December 31, 2010	June 30, 2010
		(Unaudited)	(Audited)
ASSETS
Current assets
Cash and cash equivalents	2i	$18,399,792	$9,522,441
Amount due from shareholders	5	49,060	50,000
Amount due from related party	6	2,275,554	-
Other receivables		7,585	7,344
Inventories	2h,4	712,564	523,112

Total current assets		$21,444,555	$10,102,897
Plant and equipment, net	2e,7	47,229,802	44,334,928
Intangible assets, net	2f,8	51,649,643	46,848,564

TOTAL ASSETS		$120,324,000	$101,286,389

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term loan from related party	9	$-	$5,874,923
Short-term bank loan	10	2,275,554	-
Accounts payable		902,007	735,768
Advances from customers	14	9,476,142	4,198,241
Deferred revenue	15	4,338,724	4,083,071
Other payables	11	3,603	3,432
Accruals	17	2,267,810	2,432,540
Income tax payable		7,824,350	6,188,139

Total current liabilities		$27,088,190	$23,516,114
Non-current liabilities
Deferred revenue	15	8,644,579	9,022,902

Total non-current liabilities		$8,644,579	$9,022,902

TOTAL LIABILITIES		$35,732,769	$32,539,016

See accompanying notes to consolidated financial statements

FORTUNE HEALTH MANAGEMENT LIMITED
CONSOLIDATED BALANCE SHEETS (Continued)
AS AT DECEMBER 31, 2010 AND JUNE 30, 2010
(Stated in US Dollars) (Unaudited)

	Note	December 31, 2010	June 30, 2010
		(Unaudited)	(Audited)
STOCKHOLDERS’ EQUITY
Registered capital		$50,000	$50,000
Additional paid in capital		2,885,322	2,885,322
Capital surplus		16,685	16,685
Statutory reserves		1,544,821	1,544,821
Retained earnings		75,437,088	62,079,608
Accumulated other comprehensive income		4,657,315	2,170,937

		$84,591,231	$68,747,373

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$120,324,000	$101,286,389

See accompanying notes to consolidated financial statements

FORTUNE HEALTH MANAGEMENT LIMITED
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars) (Unaudited)

		Six months ended December 31,
	Note	2010	2009

Net revenues	13	$78,198,352	$61,233,490
Cost of sales	18	(41,015,183)	(31,196,874)

Gross profit		$37,183,169	$30,036,616

Operating expenses:
Selling	19	(17,582,960)	(13,061,862)
General and administrative	20	(4,788,204)	(4,081,010)

Operating income		$14,812,005	$12,893,744
Interest income		34,142	40,052
Interest expenses		(74,585)	(454,559)

Income before income taxes		$14,771,562	$12,479,237
Income taxes	12	(1,414,082)	(1,138,043)

Net income		$13,357,480	11,341,194
Foreign currency translation adjustment		2,486,378	99,386

Comprehensive income		$15,843,858	$11,440,580

See accompanying notes to consolidated financial statements

FORTUNE HEALTH MANAGEMENT LIMITED
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’EQUITY
FOR THE YEAR ENDED JUNE 30, 2010 AND SIX MONTHS ENDED DECEMBER 31, 2010
(Stated in US Dollars) (Unaudited)

		Additional			Other	Accumulated
	Registered	paid in	Capital	Statutory	Retained	Comprehensive
	capital	capital	surplus	reserves	Earnings	Income	Total

Balance, July 1, 2009	$50,000	$2,885,322	$16,685	$1,544,821	$36,118,192	$1,838,451	$42,453,471
Net income	-	-	-	-	25,961,416	-	25,961,416
Foreign currency translation adjustment	-	-	-	-	-	332,486	332,486

Balance, June 30, 2010	$50,000	$2,885,322	$16,685	$1,544,821	$62,079,608	$2,170,937	68,747,373

Balance, July 1, 2010	$50,000	$2,885,322	$16,685	$1,544,821	$62,079,608	$2,170,937	68,747,373
Net income	-	-	-	-	13,357,480	-	13,357,480
Foreign currency translation adjustment	-	-	-	-	-	2,486,378	2,486,378

Balance, December 31, 2010	$50,000	$2,885,322	$16,685	$1,544,821	$75,437,088	$4,657,315	$84,591,231

See accompanying notes to consolidated financial statements

FORTUNE HEALTH MANAGEMENT LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars) (Unaudited)

	Six months ended December 31,
	2010	2009
Cash flows from operating activities
Net income	$13,357,480	$11,341,194
Depreciation	7,166,869	5,094,358

Adjustments to reconcile net income to net cash provided by operating activities:
Inventories	(169,370)	(55,621)
Accounts payable	139,667	64,004
Advances from customers	5,053,953	406,349
Deferred income	(544,467)	1,441,760
Other payables	57	39
Accruals	(240,646)	481,996
Income tax payable	1,408,751	1,133,786
Net cash provided by operating activities	$26,172,294	$19,907,865

Cash flows from investing activities
Purchase of property, plant and equipment	$(8,579,593)	$(6,367,898)
Payment of intangible asset	(3,205,792)	(5,585,887)
Net cash used in investing activities	$(11,785,385)	$(11,953,785)

Cash flows from financing activities
Repayment of loans	$(5,966,765)	$(7,331,593)
Net cash used in financing activities	$(5,966,765)	$(7,331,593)

Net cash and cash equivalents sourced	$8,420,144	622,487

Effect of foreign currency translation on cash and cash equivalents	457,207	45,095

Cash and cash equivalents–beginning of period	9,522,441	17,447,390

Cash and cash equivalents–end of period	$18,399,792	18,114,972

Supplementary cash flow information:

Interest paid to a shareholder	$74,585	$454,559

See accompanying notes to consolidated financial statements

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)(Unaudited)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Fortune Health Management Limited (the “Company”) was incorporated under the laws of the British Virgin Islands  (the “BVI”) as a limited liabilities company on September 8, 2010.  The Company was set-up as a holding company with no substantial operations or assets except holding a wholly owned subsidiary in PRC.

Wuhan Kangfu Consulting and Management Corporation (the "Kangfu") was incorporated under the laws of the People's Republic of China (the "PRC") as a wholly owned foreign enterprise with limited liability on January 18, 2011. Kangfu has a registered capital of RMB100,000,000 and is 100% owned by the Company.

Chongqing Jiafu Health Industry Limited (the "Jiafu") was incorporated under the laws of the People's Republic of China (the "PRC") as a limited liabilities company on October 27, 2006 with a registered and paid-up capital of RMB22,000,000.

On January 18, 2011, Kangfu entered into a series of agreements with Jiafu and all the shareholders of Jiafu including but not limited to Entrusted Management Agreement, Exclusive Option Agreement, Exclusive Technology Service Agreement and Shareholders' Voting Proxy Agreement. The Agreements entered among Kangfu and individual shareholders of Jiafu allows Kangfu to direct the activity of Jiafu that most significantly impact Jiafu economic performance, control the board of directors of Jiafu and the shareholders voting right of Jaifu.  In accordance with ASC810, Kangfu is controlling Jaifu and becomes the primary beneficiary.  Jiafu is deemed subsidiary of Kangfu.  Jaifu needs to be consolidated with the Company as a deemed subsidiary of Kangfu.

The Company and its subsidiary and deemed subsidiary (hereinafter, collectively referred to as "the Group") are conducting primary business operation through its operating subsidiary Jiafu which engaged in fitness and health industry investment by providing foot massage, body massage and related healthcare services and products through the self established brand “Jia Fu Fu Qiao” spa stores, including controlled stores or franchised stores, in the PRC.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes.  The financial statements and notes are representations of management.  Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America (“US GAAP”) and have been consistently applied in the presentation of financial statements which are complied on the accrual basis of accounting.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(c)	Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange regulations. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(d)	Consolidation policy

The consolidated financial statements, which include the Company and its subsidiary and deemed subsidiary, are complied in accordance with generally accepted accounting principles in the United States of America.  All significant inter-company accounts and transactions have been eliminated.  The consolidated financial statements include 100% of assets, liabilities, and net income or loss of those wholly-owned subsidiary and deemed subsidiary.

The Company owned one subsidiary and one deemed subsidiary.  The details of subsidiaries to be consolidated are as follows:

Name of Company	Place of incorporation	Attributable interest

Wuhan Kangfu Consulting and Management Corporation ("Kangfu")	PRC	100%
*Chongqing Jiafu Health Industry Limited ("Jiafu")	PRC	100%

*Note: Deemed Variable Interest Entity

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(d)	Consolidation policy (continued)

According to ASC 810-10-25 which codified FASB Interpretation No. 46 (Revised December 2003), Consolidation of Variable Interest Entities — an interpretation of ARB No. 51 (FIN 46R), to determine an entity that would need to be consolidated by the reporting entity if various transactional considerations included: 1. variability to be considered, 2. initial involvement with a legal entity and 3. consolidation based on variable interests with the effect of related parties, sufficiency of equity at risk, implicit variable interests, variable interest and interests in specific assets of a VIE.

In determining the variability to be considered, we need to decide whether the legal entity is a VIE, which interests are variable interest in the legal entity, which party is the primary beneficiary. Based on the contractual agreements, the Company is taking operations risk as variability. Also the Company is dominant in the design and redesign of Jiafu. According to 810-10-25-29, a qualitative analysis of the design of the legal entity will often be conclusive in determining the variability to consider, and ultimately the variable interest holder to be the primary beneficiary.

ASC 810-05-08A specifies the two characteristics of a controlling financial interest in a variable interest entity (“VIE”): (1) the power to direct the activities of a VIE that most significantly impact the VIE’s economic performance; and (2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. The Company is the primary beneficiary of Jaifu because the Company can direct the activities of Jiafu through the common directors and major shareholders, Also, the Company extended substantial business cooperation with Jiafu and created an obligation to absorb loss if Jiafu failed.

According to ASC 810-10-25-38, a reporting entity shall consolidate a VIE if that reporting entity has a variable interest that will absorb a majority of the VIE’s expected losses, receive a majority of the VIE’s expected residual returns, or both, According to the Entrusted Management Agreement, Kangfu will provide management and personnel services to Jiafu in exchange 100% of net income of Jiafu.  Therefore, the Company, being the holding company of Kangfu, will need to provide resource including but not limited to management services, training services, procurement services and personnel services, etc. to Jiafu and absorb the loss of providing such services if no income were received On the other side, the Company also has the right to receive 100% of the Jiafu’s expected residual returns, and qualify to be the primary beneficiary to consolidate Jiafu.

Moreover, ASC 810-10-25-42 & 43 provides guidance on related parties treatment of VIE and specifies the relationship of de-facto agent and principal.  This is the guidance which helps to determine whether the Company will consolidate Jiafu. ASC 810-10-25-53 through 54 provides guidance on reporting entity holds variable interest in the VIE that may take many different forms such as lease, supply contract, service contract or derivative contract.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(d)	Consolidation policy (continued)

Owing to the extent of the Exclusive Technology Service Agreement between Kangfu and Jiafu and various contractual arrangements among Kangfu and the entire Jiafu shareholders that Kangfu possesses exclusive decision making, resource arrangement and management operation power, it has been determined that Jiafu is controlled by the Company and accordingly, the Company is considered to be the de facto principal of Jiafu, Jiafu is considered to be the de facto subsidiary of the Company and Mr. Guo Jiafu, the principle shareholder of Jiafu, is considered to be the related party of both the Company and Jiafu.

By virtue of the above analysis, it has been determined that the Company is the primary beneficiary of Jiafu..

(e)	Plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Office equipment	5 years
Electric equipment	5 years
Furniture & fixtures	5 years
Fire-fighting equipment	5 years
Decoration	5 years
Leasehold improvements	10 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.  Residual value of plant and equipment are 5%.

(f)	Goodwill

Goodwill under the intangible assets, represents the excess of the cost of an acquisition of the shop and its business over the fair value of the net acquired identifiable assets at the date of acquisition. Goodwill is included in intangible assets and is tested for impairment annually.  During the periods,  no impairment was made.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(g)	Accounting for the impairment of long-lived assets

The Company periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review, pursuant to the guidelines established in ASC No. 360, “Property, Plant and Equipment”. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

During the reporting periods, there was no impairment loss.

(h)	Inventories

Inventories comprise merchandise purchased for resale and consumables. They are stated at the lower of cost and net realizable value.  Cost of merchandise, representing the purchase cost, is calculated on the weighted average basis. Net realizable value is the estimated selling price in the ordinary course of business less any applicable selling expenses.

(i)	Cash and cash equivalents

The Company considers all highly-liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains all the bank accounts in the PRC.

	December 31, 2010	June 30, 2010
Cash on hand	1,174,000	$840,824
Postal savings Bank of China	17,225,792	8,681,617

	18,399,792	$9,522,441

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 AND 2009
(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(j)	Revenue recognition

Revenue comprises the fair value of the consideration received or receivable for the sale of goods and services in the ordinary course of the Company’s activities. Revenue is shown net of value-added tax, returns, rebates and discounts and after eliminating sales between the Companies.

The Company recognizes revenue when the amount of revenue can be reliably measured, it is probable that future economic benefits will flow to the entity and specific criteria have been met for the Operating Companies as described below. The amount of revenue is not considered to be reliably measurable until all contingencies relating to the sale have been resolved. The Company bases its estimates on historical results, taking into consideration the type of customer, the type of transaction and the specifics arrangement of each store.

(i)	Service income

Revenue from provision of health and foot massage services recognized in profit or loss when the services completed to the customer.

(ii)	Franchise fee income

Franchise fees are recognized as revenue on a basis that reflects the purpose for which the fees were charged. Revenue is also recognized in profit or loss in respect of the deferred income upon expiry of the franchise contract.

(k)	Advertising

The Company expensed all advertising costs as incurred.  There were no advertising expenses included in selling expenses, and no advertising expenses included in general and administrative expenses for the period ended December 31, 2010 and 2009.

(l)	Leases

The Company did not have a lease that met the criteria of a capital lease. Leases that do not qualify as a capital lease are classified as an operating lease. Operating lease rental payments included in selling expenses for the periods ended December 31, 2010 and 2009 were $5,356,604 and $3,979,589, respectively, and there were no operating lease rental payments included in general and administrative expenses for the period ended December 31, 2010 and 2009.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010  AND 2009
(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(m)	Retirement benefit plans

The employees of the Company are members of a state-managed retirement benefit plan operated by the government of the PRC.  The Company is required to contribute a specified percentage of payroll costs to the retirement benefit scheme to fund the benefits.  The only obligation of the Company with respect to the retirement benefit plan is to make the specified contributions.

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred.  The retirement benefit expenses included in general and administrative expenses for the period ended December 31, 2010 and 2009 were $35,465 and $34,304, respectively.

(n)	Maintenance and repairs

The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(o)	Income taxes

The Company accounts for income taxes using an asset and liability approach and allows for recognition of deferred tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010  AND 2009
(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Foreign currency translation

The accompanying financial statements are presented in United States dollars.  The reporting currency of the Company is the U.S. dollar (USD). The Company uses its local currency, Renminbi (RMB), as its functional currency. Results of operations and cash flow are translated at average exchange rates during the period, and assets and liabilities are translated at the end of period exchange rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income in stockholders’ equity. Transaction gains and losses that arise from exchange rate fluctuations from transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

The exchange rates used to translate amounts in RMB into USD for the purposes of preparing the financial statements were as follows:

June 30, 2010
Balance sheet	RMB 6.8086 to US$1.00
Statement of income and comprehensive income	RMB 6.83667 to US$1.00

December 31, 2010
Balance sheet	RMB 6.5918 to US$1.00
Statement of income and comprehensive income	RMB 6.7038 to US$1.00

December 31, 2009
Balance sheet	RMB 6.8269 to US$1.00
Statement of income and comprehensive income	RMB 6.8198 to US$1.00

The PRC government imposes significant exchange restrictions on fund transfers out of the PRC that are not related to business operations. These restrictions have not had a material impact on the Company because it has not engaged in any significant transactions that are subject to the restrictions.

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010  AND 2009
(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(q)	Cash and concentration of risk

Cash includes cash on hand and demand deposits in bank accounts maintained within PRC.  Total cash in the banks at December 31, 2010 and 2009 amounted to $17,225,792 and $18,089,408, respectively. The Company has not experienced any losses in these accounts and believes it is not exposed to significant risks, if any, on its cash carry in bank accounts.

(r)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

(s)	Recent accounting pronouncements

ASC Update (“ASU”) No. 2010-01, Equity (Topic 505): Accounting for Distributions to Shareholders with Components of Stock and Cash. This update clarifies that the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate is considered a share issuance that is reflected in earnings per share prospectively and is not a stock dividend. This ASU codified the consensus reached in EITF Issue No. 09-E “Accounting for Stock Dividends, Including Distributions to Shareholders with Components of Stock and Cash”. ASU 2010-01 is effective for interim and annual periods ending on or after December 15, 2009, and should be applied on a retrospective basis. The adoption of this update did not have any material impact on the Company’s financial statements.

ASC Updated (“ASU”) No. 2010-02, Consolidation (Topics 810) – Accounting and Reporting for Decreases in Ownership of a Subsidiary - A Scope Clarification.  This update provides guidance for non-controlling interests and changes in ownership interests of a subsidiary. An entity is required to deconsolidate a subsidiary when the entity ceases to have a controlling financial interest in the subsidiary. Upon deconsolidation of a subsidiary, an entity recognizes a gain or loss on the transaction and measures any retained investment in the subsidiary at fair value. The gain or loss includes any gain or loss associated with the difference between the fair value of the retained investment in the subsidiary and its carrying amount at the date the subsidiary is deconsolidated. In contrast, an entity is required to account for a decrease in its ownership interest of a subsidiary that does not result in a change of control of the subsidiary as an equity transaction.  The adoption of this update did not have any material impact on the Company’s financial statements.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010  AND 2009
(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(s)	Recent accounting pronouncements (continued)

ASC Update (“ASU”) No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. This update requires some new disclosures and clarifies some existing disclosure requirements about fair value measurement as set forth in Codification Subtopic 820-10. The FASB’s objective is to improve these disclosures and, thus, increase the transparency in financial reporting. Specifically, ASU 2010-06 amends Codification Subtopic 820-10 to now require:
•	A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; and
•	In the reconciliation for fair value measurements using significant unobservable inputs, a reporting entity should present separately information about purchases, sales, issuances, and settlements.
In addition, ASU 2010-06 clarifies the requirements of the following existing disclosures:
•
For purposes of reporting fair value measurement for each class of assets and liabilities, a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities; and

•	A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements.

ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Early application is permitted.

ASC Update (“ASU”) No. 2010-09, Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements. This update is to remove the requirement for an SEC filer to disclose a date through which subsequent events have been evaluated in both issued and revised financial statements. Revised financial statements include financial statements revised as a result of either correction of an error or retrospective application of U.S. GAAP. The FASB also clarified that if the financial statements have been revised, then an entity that is not an SEC filer should disclose both the date that the financial statements were issued or available to be issued and the date the revised financial statements were issued or available to be issued. The FASB believes these amendments remove potential conflicts with the SEC’s literature.

In addition, the amendments in the ASU requires an entity that is a conduit bond obligor for conduit debt securities that are traded in a public market to evaluate subsequent events through the date of issuance of its financial statements and must disclose such date. All of the amendments in the ASU were effective upon issuance (February 24, 2010) except for the use of the issued date for conduit debt obligors. That amendment is effective for interim or annual periods ending after June 15, 2010.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010  AND 2009
(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(s)	Recent accounting pronouncements (continued)

ASC Update (“ASU”) No. 2010-10, Consolidation (Topic 810): Amendments for Certain Investment Funds. This update is to defer the effective date of certain amendments to the consolidation requirements of FASB Accounting Standards CodificationTM (Codification) Topic 810, Consolidation, resulting from the issuance of FASB Accounting Standard No. 167, Amendments to FASB Interpretation 46(R). Specifically, the amendments to the consolidation requirements of Topic 810 resulting from the issuance of Statement 167 are deferred for a reporting entity’s interest in an entity:
•           That has all the attributes of an investment company; or
•           For which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies.
The ASU does not defer the disclosure requirements in the Statement 167 amendments to Topic 810. The amendments in this ASU are effective as of the beginning of a reporting entity's first annual period that begins after November 15, 2009, and for interim for interim periods within that first annual reporting period. Early application is not permitted.

ASC Update (“ASU”) No. 2010-13, Compensation – Stock Compensation (Topic 718): Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades. This update is to codify the consensus reached in EITF Issue No. 09-J, “Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades.” The amendments to the Codification clarify that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity shares trades should not be considered to contain a condition that is not a market, performance, or services condition. Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity. The adoption of this update did not have any material impact on the Company’s financial statements.

ASC Update (“ASU”) No. 2010-21, Accounting for Technical Amendments to Various SEC Rules and Schedules. This update amends various SEC paragraphs in the FASB Accounting Standards Codification pursuant to SEC Final Rule, “Technical Amendments to Rules Forms, Schedules and Codification of Financial Reporting Policies”. The adoption of this update did not have any material impact on the Company’s financial statements.

ASC Update (“ASU”) No. 2010-22, Accounting for Various Topics. This update amends various SEC paragraphs in the FASB Accounting Standards Codification based on external comments received and the issuance of Staff Accounting Bulletin (SAB) No. 112 which amends or rescinds portion of certain SAB topics. SAB 112 was issued to bring existing SEC guidance into conformity with ASC 805 “Business Combination” and ASC 810 “Consolidation”. The adoption of this update did not have any material impact on the Company’s financial statements.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010  AND 2009
(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(s)	Recent accounting pronouncements (continued)

ASC Update (“ASU”) No. 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations. This update reflects the decision reached in EITF Issue No. 10-G. The amendments in this ASU affect any public entity as defined by Topic 805, Business Combinations, that enters into business combinations that are material on an individual or aggregate basis. The amendments in this ASU specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company’s financial statements upon adoption.

3.	CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Financial instruments that potentially expose the Company to concentrations of credit risk, consists of cash and accounts receivable as of December 31, 2010 and 2009. The Company performs ongoing evaluations of its cash position and credit evaluations to ensure sound collections and minimize credit losses exposure.

As of December 31, 2010 and 2009, all the Company’s bank accounts were conducted with banks located in the PRC where there is currently no rule or regulation mandated on obligatory insurance of bank accounts.

For the periods ended December 31, 2010 and 2009, all of the Company’s sales were generated from the PRC.

The maximum amount of loss exposure due to credit risk that the Company would bear if the counter parties of the financial instruments failed to perform represents the carrying amount of each financial asset on the balance sheet.

Normally, the Company does not require collateral from customers or debtors.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010  AND 2009
(Stated in US Dollars)(Unaudited)

4.	INVENTORIES

Inventories comprise the followings:

	December 31, 2010	June 30, 2010

Consumables	$712,564	$523,112

	$712,564	$523,112

5.	AMOUNT DUE FROM SHAREHOLDERS

Amount due from shareholders are unsecured, interest free and repayable on demand.

			Maximum amount
	Balance at	Balance at	outstanding
Name of company	31/12/2010	30/6/2010	during the period

Well Affluent Limited	$24,060	$25,000	$25,000

Thriving Riches imited	12,500	12,500	12,500

Solid Wise Limited	10,000	10,000	10,000

Goal Fortune Limited	2,500	2,500	2,500

6.	AMOUNT DUE FROM RELATED PARTY

Amount due related party is unsecured, fixed interest rate at 6.63% per annum and repayable on demand.

			Maximum amount
	Balance at	Balance at	outstanding
Name of related party	31/12/2010	30/6/2010	during the period

Guo Jiafu	$2,275,554	$-	$2,275,554

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010  AND 2009
(Stated in US Dollars)(Unaudited)

7.	PLANT AND EQUIPMENT, NET

Property, plant and equipment, net were comprised of the following:

	December 31, 2010	June 30, 2010
At cost
Office equipment	$4,884,528	$4,270,103
Electric equipment	10,587,260	9,201,186
Furniture & fixtures	11,076,423	10,033,087
Fire-fighting equipment	319,365	263,482
Decoration	1,170,449	1,027,623
Leasehold improvements	50,704,307	42,991,998

	$78,742,332	$67,787,479
Less: accumulated depreciation	(31,512,530)	(23,452,551)

	$47,229,802	$44,334,928

Depreciation expenses included in selling expenses for the period ended December 31, 2010 and 2009 were $31,512,530 and  $17,216,643, respectively.

8.	INTANGIBLE ASSETS, NET

Intangible assets, net were comprised of the following:

	December 31, 2010	June 30, 2010

At cost
Goodwill	$51,649,643	$46,848,564

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010  AND 2009
(Stated in US Dollars)(Unaudited)

9.	SHORT-TERM LOAN FROM RELATED PARTY

Short-term loan was comprised of the following:

	December 31, 2010	June 30, 2010

Loan from Guo Jiafu, interest rate at
2.40% per annum, due on demand	$-	$5,874,923

Interest paid for the period ended December 31, 2010 and June 30, 2009 was $74,585 and $819,112, respectively.

10.	SHORT-TERM BANK LOAN

Short-term bank loan was comprised of the following:

	December 31, 2010	June 30, 2010

Loan from Industrial Bank Co. Ltd.,
Interest rate fixed at 6.63% per annum
due 16th June, 2011	$2,275,554	$-

11.	OTHER PAYABLES

Other payables were comprised of the following:

	December 31, 2010	June 30, 2010

Social insurance payable	$3,603	$3,432

	$3,603	$3,432

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010  AND 2009
(Stated in US Dollars)(Unaudited)

12.	INCOME TAXES

The Company is registered in the BVI which is not subject to domestic income tax for off-shore operations.  Kangfu is registered in the PRC and has no operation during the periods so it does not have provision for Enterprise Income Tax.  Jiafu is registered in the PRC and is subject to PRC’s Enterprise Income Tax. For the period ended December 31, 2010 and 2009, the PRC Enterprise Income Tax rate was 25%.

Jiafu has been granted with an exemption from the Taxation Bureau on PRC's Enterprise Income Tax for the service income received from all operating stores of which will have been  taxed individually by the Local Tax Authority.  For the franchise fee income received by Jiafu from the franchisees, it will be subject to the PRC Enterprise Income Tax rate applicable as described above.

Income before income tax expenses of $14,771,562 and $12,479,237 for the period ended December 31, 2010 and 2009, respectively, was attributed to the entire operations in China. Enterprise Income Tax expense connected to China taxable income for the period ended December 31, 2010 and 2009, was $1,414,082, and $1,138,043, respectively.

No deferred tax has been provided as there are no material temporary differences arising during the period ended December 31, 2010 and 2009.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010  AND 2009
(Stated in US Dollars)(Unaudited)

13.	SEGMENT INFORMATION

The Company operates in two business segments, service income and franchise fee income:

(1)	Service income – operation of foot massage, healthcare service chain stores; and

(2)	Franchise fee income – receive franchise fee from the franchisees.

For the period ended December 31, 2010 and 2009, the Company’s net sales and cost of sales from these two segments are shown as follows:

	Six month ended December 31, 2010
		Franchise fee
	Service Income	Income	Consolidated

Net sales	$76,092,581	$2,105,771	$78,198,352
Cost of sales	(41,015,183)	-	(41,015,183)

Gross profit	$35,077,398	$2,105,771	$37,183,169

	Six month ended December 31, 2009
		Franchise fee
	Service Income	Income	Consolidated

Net sales	$59,466,576	$1,766,914	$61,233,490
Cost of sales	(31,196,874)	-	(31,196,874)

Gross profit	$28,269,702	$1,766,914	$30,036,616

The Company’s business operations are located in the PRC.  All revenue is derived from customers in the PRC.  And all of the Company’s identifiable assets are located in the PRC. Accordingly, no analysis of the Company's sales and assets by geographical market is presented.

14.	ADVANCES FROM CUSTOMERS

	December 31, 2010	June 30, 2010
Prepaid card deposit from customers	$9,476,142	$4,198,241

Prepaid card is set-up as a marketing tool that provide discount for prepaid customers.  There is no reward features or any future awardable benefits.

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010  AND 2009
(Stated in US Dollars)(Unaudited)

15.	DEFERRED REVENUE

	December 31, 2010	June 30, 2010
Franchise fee received in advance to be recognized as revenue in future periods	$14,146,364	$13,105,974
	$14,146,364	$13,105,974

Current - being recognized in next year	$4,338,724	$4,083,071
Non-current - being recognized later than one year	8,644,579	9,022,903
	$12,983,303	$13,105,974

16.	COMMITMENTS AND CONTINGENCY

The Company has entered into several tenancy agreements for retail stores expiring through April 2023. Total rental expenses for the period ended December 31, 2010 and 2009 amounted to $5,356,604 and $3,979,589, respectively.

The Company’s commitments for minimum lease payments under these leases for the next five years and thereafter are as follows:

	December 31, 2010	June 30, 2010
To be recognized in next year	$10,999,997	$9,921,933
To be recognized later than one year	60,257,660	58,580,541
	$71,257,657	$68,502,474

17.	ACCRUALS

	December 31, 2010		June 30, 2010
Loan interest	$	,1158,004	$1,414,876
Accrued audit fee		309,867	300,000
Accrued salaries		486,253	413,966
Employee welfare expenses payable		313,686	303,698
		$2,267,810	$2,432,540

FORTUNE HEALTH MANAGEMENT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010  AND 2009
(Stated in US Dollars)(Unaudited)

18.	COST OF SALES

	December 31, 2010	December 31, 2009
Direct wages	$32,336,665	$24,944,288
Direct materials	4,653,077	3,366,871
Sales Tax	4,025,441	2,885,715
	$41,015,183	$31,196,874

19.	SELLING EXPENSES

Selling expenses mainly consists of:
	December 31, 2010	December 31, 2009
Depreciation	$2,524,220	$1,921,168
Operating lease	5,356,604	3,979,589
Water and Electricity	2,272,646	1,740,759
Consumables	1,232,324	1,072,431
Fuel and Heating	433,164	317,157
Employee welfare expenses	17,315	309,982

20.	GENERAL AND ADMINSTRATIVE EXPENSES

General and administrative expenses mainly consists of:
	December 31, 2010	December 31, 2009
Salaries	$3,806,160	$3,181,582
Depreciation	6,341	6,233
Training expenses	10,994	4,597
Office expenses	340,039	242,061
Employee welfare expenses	153,584	172,882
Social insurance	35,465	34,304

21.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued and filed with Securities Exchange Commission on April 6, 2011. The Company has determined that there are no other such events that warrant disclosure or recognition in the consolidated financial statements.